March 31, 2017

Dreyfus Family of Funds

Supplement to Current Statements of Additional Information

The first paragraph under "Counsel and Independent Registered Public Accounting Firm" is replaced with the following:

Proskauer Rose LLP, Eleven Times Square, New York, New York 10036, serves as counsel to the funds and to the Independent Board Members.